SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                        December 16, 1997
----------------------------------------------------------------
        Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OF DELAWARE, INC.
----------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


                            Delaware
----------------------------------------------------------------
         (State or other jurisdiction of incorporation)


        0-21472                               86-0713506
----------------------------------------------------------------
(Commission File Number)                    (IRS Employer
                                          Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                          40383
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(Address of principal executive offices)         (Zip Code)


                         (606) 873-5455
----------------------------------------------------------------
      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

     On December 16, 1997, the Registrant entered into a Purchase and Sale Agreement to acquire proved developed and undeveloped oil and gas properties, platforms, equipment and pipelines (collectively the "Assets") located offshore Louisiana on Ship Shoal Block 222, Ship Shoal Block 225 and West Cameron Block 368 from K.E. Resources, Ltd. The purchase price for the Assets was Two Million Five Hundred Thousand Dollars ($2,500,000), which was funded from the Registrant's line of credit with Den norske Bank. The transaction was completed and funded on December 19, 1997.

     On December 22, 1997, the Registrant entered into a Purchase and Sale Agreement to acquire additional interests in the Assets located on West Cameron Block 368 from Apache Corporation pursuant to a preferential right to purchase election. The purchase price for the Assets was One Hundred and Twenty Seven Thousand Dollars ($127,000), which was funded from the Registrant's line of credit with Den norske Bank. It is anticipated that this transaction will close by December 31, 1997.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
Applicable.

Item 5.   Other Events.  Not Applicable.

Item 6.   Resignation of Registrant's Directors.  Not applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.  Not applicable.

          (b)  Pro Forma Financial Information.  Not applicable.

          (c)  Exhibits:

               Exhibit 10.87  Purchase and Sale Agreement by and
                              between Registrant and K.E.
                              Resources, Ltd., entered into on
                              December 16, 1997.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN RESOURCES OF DELAWARE, INC.



                         By:  /s/ Ralph A. Currie
                            ------------------------------------
                              Ralph A. Currie
                         Its: Chief Financial Officer

Dated:  December 24, 1997
        -----------------

                   PURCHASE AND SALE AGREEMENT

                         BY AND BETWEEN

                      K.E. RESOURCES, LTD.

                               AND

                AMERICAN RESOURCES OFFSHORE, INC.

                        TABLE OF CONTENTS
                        -----------------
                                                             Page
                                                             ----

I.   PURCHASE AND SALE OF ASSETS                               1
     1.01 Assets To Be Sold                                    1
     1.02 Purchase Price                                       4
     1.03 Deliveries by KE to ARO                              4
     1.04 Deliveries by ARO to KE                              5
     1.05 Location and Time of the Closing                     5
     1.06 Allocation of Purchase Price                         6
     1.07 Reserved Claims                                      6

II.  REPRESENTATIONS AND WARRANTIES                            6
     2.01 Existence of KE                                      7
     2.02 Power of KE                                          7
     2.03 Authorization of KE                                  7
     2.04 Litigation - Agreement                               8
     2.05 Litigation - Assets                                  8
     2.06 MMS Approval                                         8
     2.07 Consents and Waivers                                 8
     2.08 Preferential Purchase Rights                         9
     2.09 Environmental Matters                                9
     2.10 Compliance with Laws                                10
     2.11 Assets in Satisfactory Condition                    10
     2.12 Permits                                             11
     2.13 Leases                                              11
     2.14 Disclosure                                          12
     2.15 Title Warranty                                      13
     2.16 Contractual Agreements                              13
     2.17 Material Adverse Effects                            14
     2.18 Payment of Funds                                    14
     2.19 Gas Imbalance                                       14
     2.20 Wells Previously Plugged and Abandoned              15

III. REPRESENTATIONS AND WARRANTIES OF ARO                    15
     3.01 Existence of ARO                                    15
     3.02 Power of ARO                                        15
     3.03 Authorization of ARO                                16
     3.04 Litigation                                          16
     3.05 Acquiring for Own Account                           16
     3.06 MMS Approval                                        16

IV.  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES             17
     4.01 Accuracy of Representations and Compliance with
          Covenants                                           17
     4.02 Closing Documents and Proceedings                   17
     4.03 Opinion of KE's Counsel                             17
     4.04 Opinion of ARO's Counsel                            17

                        TABLE OF CONTENTS
                        -----------------
                                                             Page
                                                             ----

     4.05 No Substantial Damage or Adverse Effect             18
     4.06 No Action to Restrain                               18
     4.07 Consents and Approvals                              18
     4.08 Delivery of Documents                               18

V.   INDEMNIFICATION AND REMEDIES                             18
     5.01 Claims                                              18
     5.02 Indemnity by ARO                                    19
     5.03 Indemnity by KE                                     19
     5.04 Notice of Claim                                     19

VI.  TERMINATION                                              20
     6.01 Methods of Termination                              20

VII.     POST CLOSING                                         21
     7.01 Receipts and Credits                                21
     7.02 Final Accounting Settlement                         22
     7.03 Access                                              23
     7.04 Notification to Third Parties                       23

VIII.   TAXES                                                 23
     8.01 Apportionment of Ad Valorem and Property Taxes      23
     8.02 Sales Taxes                                         24
     8.03 Other Taxes                                         24

IX.     MISCELLANEOUS                                         24
     9.01 Knowledge                                           24
     9.02 Entire Agreement and Amendments                     25
     9.03 Assignment                                          25
     9.04 Headings                                            25
     9.05 Law Governing                                       25
     9.06 Parties in Interest                                 25
     9.07 Further Assurances                                  25
     9.08 Relationship                                        26
     9.09 LSA-R.S. 9:2780                                     26
     9.10 Publicity                                           26
     9.11 Notices                                             26
     9.12 Confidentiality                                     27
     9.13 Severability                                        28
     9.14 No Third Party Beneficiary                          28
     9.15 Payment of Expenses and Fees                        28
     9.16 Survival of Representations                         29
     9.17 No Finder's Fees                                    29

                   PURCHASE AND SALE AGREEMENT

          THIS PURCHASE AND SALE AGREEMENT (the "Agreement"),
                                                 ---------
dated December ____, 1997, is by and between AMERICAN RESOURCES
      --------
OFFSHORE, INC., ("ARO"), a Delaware corporation, as buyer, and
                  ---
K.E. RESOURCES, INC., ("KE"), a Delaware corporation, as seller.
                        --
          WHEREAS, KE desires to sell to ARO and ARO desires to purchase from KE on the terms set forth in this Agreement those certain oil and gas properties set forth hereinafter.
          NOW, THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, and intending to be legally bound, the parties hereby agree as follows:

                            ARTICLE I
                            ---------
                   PURCHASE AND SALE OF ASSETS
                   ---------------------------
     1.01 Assets To Be Sold.  Subject to the terms and conditions
          -----------------
of this Agreement, KE shall sell, transfer, assign and deliver to ARO, and ARO shall purchase from KE, effective September 1, 1997 at 12:01 a.m. Central Standard Time (the "Effective Date"), all
                                          --------------
of KE's right, title and interest in and to the leases, assets, properties and rights described below, located in, on, under or pertaining to Ship Shoal Block 222 (Lease OCS-G 1525), Ship Shoal Block 225 (Lease OCS-G 1984), Ship Shoal Block 225 (Lease OCS-G 14504) and West Cameron Block 368 (Lease OCS-G 5315) on the Outer Continental Shelf off the coastline of the State of Louisiana, more particularly described as follows

          (a) Oil and Gas Leases of Submerged Lands Under the Outer Continental Shelf Lands Act, (i) dated effective July 1, 1967, granted by the United States Department of Interior, Bureau of Land Management, in favor of Southern Natural Gas Company, covering Ship Shoal Block 222, as shown on OCS Official Leasing Map, Louisiana Map No. 5, containing approximately 5,000.00 acres, designated as OCS-G 1525, (ii) dated effective September 1, 1970, granted by the United States Department of Interior, Bureau of Land Management, in favor of Southern Natural Gas Company, covering the North Half (N/2) of Ship Shoal Block 225, as shown on OCS Official Leasing Map, Louisiana Map No. 5, containing approximately 2,500.00 acres, designated as OCS-G 1984, (iii) dated effective May 1, 1994, granted by the United States Department of Interior, Bureau of Land Management, in favor of SONAT Exploration Company, covering the South Half (S/2) of Ship Shoal Block 225, as shown on OCS Official Leasing Map, Louisiana Map No. 5, containing approximately 2,500.00 acres, designated as OCS-G 14504, (iv) dated effective July 1, 1983, granted by the United States Department of Interior, Bureau of Land Management, in favor of Shell Offshore Inc., Florida Exploration Company, Fluor Oil and Gas Corporation and Apache Corporation, covering West Cameron Block 368, as shown on OCS Official Leasing Map, Louisiana Map No. 1A, containing approximately 5,000.00 acres, designated as OCS-G 5315 (collectively the "Leases") (KE's interests
                                       ------
               in the Leases described above shall be
               collectively referred to as the "Leasehold
                                                ---------
               Interest" and are further described on Exhibit A);
               --------- --- --- ------- --------- -- ------- -
          (b) All wells, wellbores, pipe, gathering lines, compressors, materials, inventory, facilities, supplies, equipment, platforms, pipelines and any and all other personal, real, movable and immovable property, fixtures or equipment which are located on or presently used in connection with, or relating to, the wells or the Leasehold Interest, or the production, treatment or transportation of oil and gas from the Leasehold Interest, and any replacements, attachments or accessories now or hereafter attached, added or affixed (collectively the "Equipment");
                                          ---------
          (c) All gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons (hereinafter referred to collectively as "Gas and Oil") produced from or attributable to
                   -----------
               the Leasehold Interest on or after the Effective
               Date;
          (d) To the extent the same are assignable or transferable by KE and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interest, all orders, contracts, agreements (including without limitation all operating agreements, bidding agreements, transportation agreements, unit agreements, participation agreements, gathering agreements, permits and processing agreements), instruments, licenses, authorizations and other rights, privileges, benefits and powers conferred upon KE (including without limitation the indemnification and defense agreement granted by Sea Robin Pipeline and related to Ship Shoal Blocks 222 and 225) (the "Contracts"); and
                                         ---------
          (e) All well record files, reserve reports, maps, surveys, bonds, title opinions (to the extent that KE is permitted) permits, audits, claims, liens, suits, settlements and demands (excepting only the Excluded Claims, as defined below in Section 2.04) (the "Data").
                     ----
          The Leasehold Interest, Equipment, Gas and Oil, Contracts and Data shall be referred to collectively as the "Assets".
 ------
     1.02 PURCHASE PRICE.  The purchase price for the Assets to
     ---- --------------
be paid by ARO to KE at Closing, as herein defined, shall be Two Million Five Hundred Thousand Dollars ($2,500,000.00), in currency of the United States, deliverable by wire transfer ("Purchase Price").
     1.03 DELIVERIES BY KE TO ARO.
     ---- -----------------------
          (a)  At the Closing, KE shall deliver to ARO:
               (i) Certificates from the Secretaries of State (or equivalent official) of the States of Delaware and Louisiana as to the good standing of KE in those States, certified as of a date within five (5) days of Closing;
               (ii) A certificate of an officer of KE attesting
                    to those matters set forth in Article II;

              (iii) A copy of the resolutions, certified by the
                    Secretary of KE, authorizing KE to enter into the transactions contemplated by this Agreement;
               (iv) The Opinion of KE's counsel, in a form
                    acceptable to ARO's counsel, referred to in
                    Sections 1.04 (ii); and
               (v) Instruments of conveyance including but not limited to assignments, bills of sale, and/or other instruments of transfer as more fully set forth in Exhibit B hereto and further identified as an Assignment and Bill of Sale (Exhibit B-1) and Assignment of Operating Rights (Exhibit B-2), all of which shall be reasonably satisfactory to ARO's counsel.
     1.04 DELIVERIES BY ARO TO KE.
     ---- -----------------------
          (a)  At the Closing, ARO shall deliver to KE:
               (i)  The Purchase Price;
               (ii) The opinion of the ARO's Counsel referred to
                    in Section 1.03 hereof; and
              (iii) Certificates from the Secretary of State of
                    Delaware as to the good standing of ARO in
                    the State of Delaware, certified as of a date within five (5) days of Closing.
     1.05 LOCATION AND TIME OF THE CLOSING.  The Closing shall be
     ---- --------------------------------
held not later than the 22nd day of December, 1997 at 10:00 AM (Eastern Time) or as shall be mutually agreed upon by KE and ARO ("Closing"). The Closing shall be held at the offices of
  -------

Schully, Roberts, Slattery and Jaubert in New Orleans, Louisiana or such other place as the parties hereto may agree in writing.
     1.06 ALLOCATION OF PURCHASE PRICE.   Attached hereto as
     ---- ----------------------------
Exhibit C is the allocation of Purchase Price, agreed upon by the parties.
     1.07 RESERVED CLAIMS.  KE and ARO acknowledge the pendency
     ---- ---------------
of certain litigation styled "COASTWIDE MARINE SERVICES, INC., ET AL VS. K.E. RESOURCES, LTD., ET AL, Case No. 94-1756, United States District Court for the Eastern District of Louisiana, New Orleans Division" (the "Century Litigation") and the bankruptcy
                        ------------------
case of Century Offshore Management Corporation, Case No. 93-51340, U.S. Bankruptcy Court, Eastern District of Kentucky.
KE reserves all of its right, title and interest it may now have or hereafter have to establish or enforce: (i) its claims, proofs of claim, liens, orders or judgments filed or entered in the bankruptcy case of Century Offshore Management Corporation, Case Number 93-51340, U.S. Bankruptcy Court, Eastern District of Kentucky; (ii) and/or that certain order or judgment in the matter of K.E. Resources, Ltd. et al. v. BMO Finance, Inc.
                               -----
et al., Case No. 96-5311, U.S. Court of Appeals for the Sixth
-----
Circuit and (iii) those certain Assignments of Claim described on Exhibit F. Notwithstanding the foregoing reservation by KE, in the event KE seeks to enforce or exercise its rights under such reserved claims, KE agrees that it shall not enforce or exercise those rights or claims against ARO or any of the Assets (as defined herein).

                           ARTICLE II
                           ----------
     REPRESENTATIONS AND WARRANTIES OF KE
     ------------------------------------
     KE hereby represents and warrants to ARO as of the date hereof that:

     2.01 EXISTENCE OF KE.  KE is a corporation duly organized,
     ---- ---------------
validly existing and in good standing under the laws of the State of Delaware and is duly qualified with the Louisiana Secretary of State and the United States Minerals Management Service to carry on its business on the Outer Continental Shelf, Gulf of Mexico federal waters, and has the power and authority to own its property and to carry on its business as now conducted and to enter into and carry out the terms of this Agreement;
     2.02 POWER OF KE.  KE has the corporate power to enter into
     ---- -----------
and perform this Agreement and the transactions contemplated
hereby.   The execution, delivery and performance of this
Agreement by KE, and the transactions contemplated hereby, will not violate (i) any provision of the certificate of incorporation or bylaws of KE, (ii) any material agreement or instrument to which KE is a party or by which KE is bound which pertains to the Assets, (iii) any judgment, order, ruling, or decree applicable to KE, or (iv) any law, rule or regulation applicable to KE. Notwithstanding the foregoing, KE and ARO acknowledge the existence of certain preferential right to purchase provisions in operating agreements affecting the Leasehold Interests which provisions are not applicable to the transactions contemplated by this agreement.
     2.03 AUTHORIZATION OF KE.  The execution, delivery and
     ---- -------------------
performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of KE. This Agreement has been duly executed and delivered on behalf of KE, and at the Closing all documents and instruments required to be executed and delivered by KE pursuant to this Agreement will be duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of KE enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     2.04 LITIGATION-AGREEMENT. No litigation, claims,
     ---- --------------------
administrative proceedings or other proceedings or governmental investigations are pending, or threatened, which would prevent or delay the execution, delivery or performance of this Agreement by KE.
     2.05 LITIGATION - ASSETS.   There are no court,
     ---- -------------------
administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal); arbitration or other dispute settlement procedure; investigation or inquiry by any government, administrative, regulatory or similar body or any third person or entity; or any similar matter or proceeding (collectively "Proceedings") which would have a material adverse effect on the
 -----------
Assets (whether in progress or threatened); as it pertains to the Assets, no event has occurred which might give rise to any Proceedings, there is no judgment, decree, injunction, rule, compliance order, notice, award or order of any court, government department, board, commission, agency, arbitrator or similar body outstanding against KE and no complaint, grievance, claim, work order or investigation has been filed, made or commenced against KE.
     2.06 MMS APPROVAL.  To the best of KE's knowledge, there is
     ---- ------------
no matter or circumstance which would preclude and/or inhibit unconditional MMS approval of the assignment of the Leasehold Interest from KE to ARO.
     2.07 CONSENTS AND WAIVERS.  There are no consents (except as
     ---- --------------------
set forth in 2.06 and governmental consents which are customarily obtained after the assignment), agreements or waivers of preferential rights necessary to the valid assignment of the Assets to ARO at Closing. There are no calls on production with respect to the production from the Leasehold Interest, except the call on oil and gas production in favor of Amoco Production Company related to the N/2 of Ship Shoal Block 225 and all of Ship Shoal Block 222.
     2.08 PREFERENTIAL PURCHASE RIGHTS. KE's sale of the Assets
     ---- ----------------------------
to ARO will not activate any preferential purchase rights applicable to the Assets or any part of the Assets. . Notwithstanding the foregoing, KE and ARO acknowledge the existence of certain preferential rights to purchase provisions in operating agreements affecting the Leasehold Interest which provisions are not applicable to the transactions contemplated by this Agreement.
     2.09 ENVIRONMENTAL MATTERS.   To the best of KE's Knowledge
     ---- ---------------------
(as used in this Agreement, the term "Knowledge" shall have the meaning ascribed to it in Section 9.01 below), there exists no Environmental Defect with respect to the Assets. An Environmental Defect means a condition or circumstance that exists in connection with the Assets that is not in compliance with any law, regulation, order, notice, ruling, division or judgment of or agreement with any federal, state or local agency or court relating to the environment or that requires any owner or operator of the Assets to undertake any cleanup, remediation or other expense (an "Environmental Defect"). KE has not received
                      --------------------
notice of any violation of applicable environmental laws, rules, regulations, ordinances and orders relating thereto, including laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or waste into air, water or land, or otherwise relating to the generation, manufacture, processing, transportation or distribution of pollutants, contaminants or hazardous toxic substances or wastes.
     2.10 COMPLIANCE WITH LAWS.  To the best of KE's Knowledge,
          --------------------
the Assets have been operated in compliance with all laws, codes, notices to lessees, regulations and orders applicable to the Assets and the operations undertaken in connection therewith. No notice or demand from any governmental body has been served upon KE for the Assets claiming any material violation of any law or any other code, rule or regulation. None of the Assets, nor the ownership, leasing, occupancy, or the operation thereof, is in violation of any such law, ordinance, code, rule or regulation.
     2.11 ASSETS IN SATISFACTORY CONDITION.  To the best of KE's
     ---- --------------------------------
Knowledge, all the physical Assets, including the Equipment, necessary for the operation of the Leasehold Interest are in satisfactory operating condition for their intended use and KE has not been made aware of any facts which would suggest that the Equipment is not in satisfactory, operating condition for their intended use. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, KE DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS): (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLE OR MATERIALS. ARO EXPRESSLY AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES,

IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS," "WHERE IS," "WITH ALL FAULTS," AND IN ITS PRESENT CONDITION AND STATE OF REPAIR.
     2.12 PERMITS.  To the best of KE's Knowledge, either KE or
     ---- -------
the current operator of the Assets, hold all permits, licenses, approvals and franchises (collectively, "Permits") which it
                                         -------
requires, or is required to have, to operate, own or lease the Assets conveyed hereunder and all such Permits are in full force and effect. KE is in compliance with all the terms and conditions relating to such Permits and there are no proceedings pending or threatened which may result in revocation, cancellation, suspension or any adverse modification of any of such Permits. Neither the terms and conditions relating to such Permits nor the legislation or regulations pursuant to which the same were issued require the consent or approval of, or filing with or notice to, any governmental agency or regulatory body or other person, to assure the continued holding by ARO of such Permits after completion of the transaction contemplated by this Agreement.
     2.13 LEASES.  KE owns the Leasehold Interests and the
     ---- ------
Leasehold Interests are or at Closing will be free and clear of liens, claims and encumbrances. KE has duly performed all of the obligations under the Leases that are now or will prior to the Effective Date be required to be performed by KE. KE has not received any notice of default under any of the Leases nor is any such notice pending. The Leases are valid and enforceable in accordance with their terms and:
          (i) To the best of KE's Knowledge, KE has not received any notice of, and there exists no event of default under any of the Leases or event which constitutes or would constitute (with notice or lapse of time or both) a default in any material respect thereunder.
          (ii) To the best of KE's Knowledge, with respect to the Assets, and limited to the time period during which KE has owned the Assets, all rentals and royalties (including minimum royalties, shut-in or otherwise) required to be paid to perpetuate the Leases have been timely and properly paid to the proper parties and in the proper amounts.
        (iii) The Leases, and all material agreements, orders and other instruments comprising the Assets or out of which the Assets arise are legal valid, binding, subsisting, in good standing and in full force and effect.
          (iv) The Leases are in full force and effect by operations as approved by the Minerals Management Service, in accordance with 30 C.F.R. Section 250.13.
     2.14 DISCLOSURE.
     ---- ----------
     KE has no Knowledge of any event or condition which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise). The representations and warranties contained in this Agreement, in the Schedules hereto, in the agreements entered into pursuant hereto or in connection herewith, or in any Agreement Certificate shall not be affected or deemed waived by reason of (i) any investigation made by ARO or its representatives or (ii) the fact that ARO and/or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

     Neither the furnishing of opinions or reports pursuant to this Agreement nor any information disclosed by any investigation or examination by ARO, nor any failure by ARO to make any investigation or examination under this Agreement, nor the Closing of the transactions contemplated hereby, shall in any way reduce any rights ARO may have under any representations, warranties or covenants contained in this Agreement or other documents executed in connection herewith.
     Except as may be specifically set forth to the contrary in this Agreement, ARO acknowledges that KE has made no representations or warranties whatever, express or implied (KE having hereby expressly disclaimed all such warranties) as to the quality or quantity of hydrocarbon reserves attributable to the Assets, future production rates, exploratory or development drilling opportunities or potential for production of hydrocarbons from the Assets.
     2.15 TITLE WARRANTY.  KE represents and warrants to ARO that
     ---- --------------
KE has not granted or conveyed to any other party any interest in or any lien or encumbrance on the Assets (excepting only those which will be fully released and canceled at or prior to Closing), and KE further agrees that it will defend title to the Assets against all claims and demands of any and all persons whomsoever claiming title to the Assets, or any part thereof, by, through or under KE, but not otherwise.
     2.16 CONTRACTUAL AGREEMENTS.
     ---- ----------------------
          (i) To the extent same are in its possession or control, KE has made available to ARO all operating agreements, farm-out or farm-in agreements, pooling or unitization orders and agreements, oil or gas sales contracts, processing contracts, drilling or service contracts, partnership or joint venture agreements and any other material contracts or agreements affecting any of the Assets.
          (ii) No present or future production from any of the Assets is dedicated under or subject to and contract, commitment, agreement, call or arrangement of any kind.
        (iii) KE is not obligated, by virtue of a prepayment arrangement, a "take or pay arrangement, a production payment or any other arrangement, to deliver hydrocarbons produced from the Assets at some future time without substantially contemporaneous receiving payment therefor.
          (v) KE is not in default of its material obligations under any of the Contracts.
     2.17 MATERIAL ADVERSE EFFECTS.  To the best of KE's
     ---- ------------------------
Knowledge, there is no new or recent development, occurrence, event or condition which has materially and adversely affected or
may materially and adversely affect the Assets.   KE has not done
anything with respect to the Assets which is not in the ordinary course of KE's business, and which would have a material adverse effect on the Assets.
     2.18 PAYMENT OF FUNDS.  KE has duly and timely paid all
     ---- ----------------
taxes, governmental charges, duties, penalties, interests and fines due and payable by it and affecting the Assets and its operation on or before the Effective Date, where the failure to make such payment would have a material adverse effect on the Assets.
     2.19 GAS IMBALANCE.  KE and ARO acknowledge, as of the
     ---- -------------
Effective Date, the existence of a gas imbalance attributable to KE's interest in Ship Shoal Blocks 222 and 225, as set forth on

Exhibit E. To the best of its Knowledge, KE represents and warrants that no other gas imbalance exists as of the Effective Date attributable to the Leasehold Interests, other than as set forth on Exhibit E. At Closing, KE shall pay ARO for any cumulative over production attributable to the Leasehold Interests or ARO shall pay KE for any cummulative under production attributable to the Leasehold Interests, as of the Effective Date, an amount calculated by multiplying the over or under imbalance (measured in thousand cubic feet or mcf) by One ($1.00) Dollar (approximated by the parties to be $42,419.00).
     2.20 WELLS PREVIOUSLY PLUGGED AND ABANDONED.  Any and all
     ---- --------------------------------------
wells drilled on or under the Leasehold Interest which have been plugged and abandoned as of the Effective Date, have been plugged and abandoned in compliance with all applicable laws, rules, regulations, permits, notices to lessees and orders of any governmental body or agency having jurisdiction.

                           ARTICLE III
                           -----------
              REPRESENTATIONS AND WARRANTIES OF ARO
              -------------------------------------
     ARO represents as of the date hereof that:
     3.01 EXISTENCE OF ARO.  ARO is a corporation duly organized
     ---- ----------------
and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its property and to carry on its business as now conducted and to enter into and to carry out the terms of this Agreement and is duly qualified with the United States Department of the Interior,

Minerals Management Service, to carry on business in the Outer Continental Shelf, Gulf of Mexico federal waters.
     3.02 POWER OF ARO.  ARO has the corporate power to enter
     ---- ------------
into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by ARO, and the transactions contemplated hereby, will not violate (i) any provision of the certificate of incorporation or bylaws of ARO, (ii) any material agreement or instrument to which ARO is a party or by which ARO is bound, (iii) any judgment, order, ruling, or decree applicable to ARO as a party in interest, or (iv) any law, rule or regulation applicable to ARO.
     3.03 AUTHORIZATION OF ARO.  The execution, delivery and
     ---- --------------------
performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of ARO. This Agreement has been duly executed and delivered on behalf of ARO, and at the Closing all documents and instruments required to be executed and delivered by ARO will have been duly executed and delivered.
This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of ARO enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     3.04 LITIGATION.  No litigation, claims, administrative
     ---- ----------
proceedings or other proceedings or governmental investigations are pending or threatened, which would prevent or delay the execution, delivery or performance of this Agreement by ARO.

     3.05 ACQUIRING FOR OWN ACCOUNT.  ARO is acquiring the Assets
     ---- -------------------------
for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations pertaining to it or a distribution thereof in violation of any applicable securities laws.
     3.06 MMS APPROVAL.  ARO has no knowledge of any matter or
     ---- ------------
circumstance which would preclude and/or inhibit unconditional United States Minerals Management Service approval of the Assignment of the Assets from KE to ARO.

                           ARTICLE IV
                           ----------
          CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
          --------------------------------------------
     The obligation of KE and ARO to complete the transactions contemplated by this Agreement is subject to the satisfaction of, or compliance with, at or prior to the Closing, each of the following conditions, unless waived in writing by the parties:
     4.01 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH
     ---- -----------------------------------------------
COVENANTS.  The representations and warranties of the parties
---------
made in or pursuant to this Agreement shall be true and correct at the Closing with the same force and effect as if made at and as of the Closing; the covenants contained in this Agreement to be performed by the parties at or prior to the Closing shall have been performed; and the parties shall not be in breach of any provision of this Agreement.
     4.02 CLOSING DOCUMENTS AND PROCEEDINGS.  All documents and
     ---- ---------------------------------
certificates required by this Agreement to be delivered prior to or at Closing shall have been delivered.
     4.03 OPINION OF KE'S COUNSEL.  ARO shall have received at
     ---- -----------------------
Closing, an opinion of KE's counsel in form and substance satisfactory to ARO's Counsel and in the form attached hereto as

Exhibit "F". In rendering such opinion, KE's counsel shall be entitled to rely, as to matters of fact, on certificates of senior officers of KE and shall be entitled to qualify, by reference to his knowledge after appropriate inquiry, those portions of the opinion which it is reasonable and customary to so qualify.
     4.04 OPINION OF ARO'S COUNSEL.  KE shall have received an
     ---- ------------------------
opinion of ARO's at Closing, counsel in form and substance satisfactory to KE's Counsel substantially to the same effect as the representations and warranties of the ARO in Article III. In rendering such opinion, ARO's Counsel shall be entitled to rely, as to matters of fact, on certificates of senior officers of ARO and shall be entitled to qualify, by reference to his knowledge after appropriate inquiry, those portions of the opinion which it is reasonable and customary to so qualify.
     4.05 NO SUBSTANTIAL DAMAGE OR ADVERSE EFFECT.   No
     ---- ---------------------------------------
substantial damage to the Assets by fire, casualty or other hazard of any kind, which in the sole opinion of ARO is material, shall have occurred prior to the Closing and no development, occurrence, event or condition shall have occurred prior to Closing which materially and adversely affects the Assets.
     4.06 NO ACTION TO RESTRAIN.  No action or proceeding shall
     ---- ---------------------
be pending or threatened by any person to restrain or prohibit ARO from acquiring the Assets contemplated herein.
     4.07 CONSENTS AND APPROVALS.  In the event that any consents
     ---- ----------------------
and approvals are required to be obtained by KE, with the exception of MMS approval of the assignments, the same shall have been delivered to ARO, in each case in form and substance satisfactory to ARO and ARO's counsel.
     4.08 DELIVERY OF DOCUMENTS. KE shall have delivered all
     ---- ---------------------
instruments of conveyance referenced herein, in form acceptable to ARO.

                            ARTICLE V
                            ---------
                  INDEMNIFICATION AND REMEDIES
                  ----------------------------
     5.01 CLAIMS.  As used in this Agreement, the term "Claims"
     ---- ------                                        ------
shall mean any and all claims, losses, damages, demands, suits, causes of action, liabilities, obligations, fines, penalties, and costs, including without limitation attorney's fees, costs of litigation and costs associated with environmental remediation.
     5.02 INDEMNITY BY ARO.  ARO shall release KE from and shall
     ---- ----------------
fully protect, indemnity and defend KE, its officers, agents and employees, and hold them harmless, from and against any and all Claims relating to, arising out of, or connected, directly or indirectly, with the ownership or operation of the Assets, or any part thereof, pertaining to the period of time on and after the Effective Date, including but not limited to, any Claims relating to injury or death of any person or persons whomsoever, or damage to or loss of any property or resource, or any pollution or environmental damage of any kind. The indemnity obligation provided herein shall apply regardless of cause or of any negligent acts or omissions of KE, its officers, agents and employees.
     5.03 INDEMNITY BY KE.  KE shall release ARO from and shall
     ---- ---------------
fully protect, indemnify and defend ARO, its officers, agents and employees, and hold them harmless, from and against any and all Claims relating to, arising out of, or connected, directly or indirectly, with the ownership or operation of the Assets, or any part thereof, pertaining to the period of time on or prior to the Effective Date, including without limitation, any Claims relating to injury or death of any person or persons whomsoever, or damage to or loss of any property or resource, or any pollution or environmental damage of any kind (including without limitation any liability associated with the Notice of Proposed Civil Penalty dated November 12, 1997, issued by the Minerals Management Service and related to West Cameron Block 368). The indemnity obligation provided herein shall apply regardless of cause or of any negligent acts or omissions of ARO, its officers, agents, and employees.
     5.04 NOTICE OF CLAIM.  Each indemnified party hereunder
     ---- ---------------
agrees that upon its discovery of facts giving rise to a Claim, indemnified hereunder, including without limitation, receipt of notice of any demand, assertion, action or proceeding, judicial or otherwise, with respect to any matter to which it believes itself to be entitled to indemnity under the provisions of this Agreement, it shall give prompt notice thereof in writing to the indemnifying party, together with a statement of such information regarding any of the foregoing as it shall then have. Such notice shall include a formal demand for indemnification under this Agreement. The indemnified parties shall afford the indemnifying party a reasonable opportunity to pay, settle or contest the Claim and/or remediate the condition at the indemnifying party's expense. If, in the sole opinion of the indemnified party, the indemnifying party fails to promptly and prudently fulfill its obligations under this indemnity, the indemnified party may take such actions as it deems advisable and the indemnified party shall be entitled to all reasonable costs, expenses and attorneys fees incurred by it (determined by a court of proper jurisdiction) which shall be paid by the indemnifying party. All other rights and remedies, including without limitation specific performance and damages, shall be reserved to the indemnified party.

                           ARTICLE VI
                           ----------
                           TERMINATION
                           -----------
     6.01 METHODS OF TERMINATION. The transactions contemplated
     ---- ----------------------
by this Agreement may be terminated at any time, but not later than Closing:
          (a)  By mutual consent of KE and ARO; or
          (b) By ARO at or prior to Closing, if any of the conditions provided for in Article IV to have been performed by KE has not been performed or waived in writing by ARO; or
          (c) By KE at or prior to Closing, if any of the conditions provided for in Article IV to have been performed by ARO has not been performed or waived in writing by KE.

                           ARTICLE VII
                           -----------
                          POST-CLOSING
                          ------------
     7.01 RECEIPTS AND CREDITS.  All monies, proceeds, receipts,
     ---- --------------------
credits and income attributable to the Assets for all periods of time subsequent to the Effective Date shall be the sole property and entitlement of ARO, and, to the extent received by KE, KE shall fully disclose, account for and transmit same to ARO promptly together with copies of all remittance advises, purchase statements, meter charts and interpretations and support for disbursements of royalty, overriding royalty interests, working interests and taxes to the extent not previously provided.

All monies, proceeds, receipts and income attributable to the Assets for all periods of time prior to the Effective Date shall be the sole property and entitlement of KE and, to the extent received by ARO, ARO shall fully disclose, account for and promptly transmit same to KE, together with copies of all remittance advises, purchase statements, meter charts and interpretations and support for disbursements of royalty, overriding royalty interests, working interests and taxes not otherwise provided.
     Except as otherwise set forth in Article V, all costs, expenses, disbursements, obligations and liabilities, with respect to the Assets attributable to periods of time prior to the Effective Date, regardless of when due or payable, shall be the sole obligation of KE, and KE shall promptly pay, or if paid by ARO, promptly reimburse ARO for and defend and hold ARO harmless from and against same. Except as otherwise set forth in
Article V, all costs, expenses, disbursements, obligations, and liabilities with respect to the Assets attributable to periods of time subsequent to the Effective Date, regardless of when due or payable, shall be the sole obligation of ARO, and ARO shall promptly pay, or if correctly paid by KE, promptly reimburse KE for and defend and hold KE harmless from and against same.
     7.02 FINAL ACCOUNTING SETTLEMENT.  As soon as reasonably
     ---- ---------------------------
practical, but no later than 30 days after Closing, KE shall deliver to ARO a statement setting forth a detailed final calculation of all post closing adjustments as authorized by this Agreement. As soon as reasonably practical, but no later than 10 days after receipt of the statement, ARO shall deliver to KE a written report containing any changes that ARO proposes be made to the statement. The parties shall there after undertake to agree with respect to such post closing adjustments within 15 days. If the parties fail to agree within such 15 day period, then the disputed items shall be resolved by submitting the same to a firm of independent nationally recognized accountants mutually acceptable to the parties (the "Accounting Referee").
                                         ------------------
The Accounting Referee shall resolve the dispute within 10 days after having the relevant materials submitted for review. The decision of the Accounting Referee shall be binding on the parties and are non-appealable. The fees and expenses associated with the accounting referee shall be borne equally by KE and ARO. The date upon which all amounts associated with the final accounting settlement are agreed to by the parties, whether by the decision of the Accounting Referee or otherwise, shall be herein called the "Final Settlement Date". Any amounts owed by either party to the other as a result of such adjustments shall be paid within five business days of the Final Settlement Date. Any revenues received of expenses paid by ARO after the final accounting settlement which are applicable to operations prior to the Effective Date and not expressly conveyed to ARO shall be billed or reimbursed to KE, as appropriate. Any revenues received or expenses paid by KE after the final accounting settlement which are applicable to operations after the Effective Date and not expressly reserved by KE shall be billed or reimbursed to ARO, as appropriate. In order to verify the information provided by the parties under this section, ARO and KE shall exchange their respective relevant records upon reasonable request relating thereto for a period of six months after the Closing. Any objections not raised within the six month period shall be conclusively deemed to be waived for all purposes for all parties.
     7.03 ACCESS.  After the Closing and for a transitional
     ---- ------
period of three months thereafter, upon the reasonable request of

ARO, KE shall, and shall cause its officers and employees to, cooperate with and assist ARO to ensure an orderly transition of the ownership of the Assets to ARO and to answer inquires and supply information, whether written or oral, relating to the Assets (including legal, accounting, environmental, government affairs and other information). All out-of-pocket expenses incurred in connection herewith shall be borne by ARO.
     7.04 NOTIFICATION TO THIRD PARTIES.  KE shall join in any
     ---- -----------------------------
notifications to third parties, where necessary, to document the transfer of ownership of the Assets, including without limitation, providing notice to purchasers of production, executing transfer orders and letters in lieu.

                          ARTICLE XIII
                          ------------
                              TAXES
                              -----
     8.01 APPORTIONMENT OF AD VALOREM AND PROPERTY TAXES.  All ad
     ---- ----------------------------------------------
valorem taxes, real property taxes, personal property taxes, and similar obligations attributable to the Assets ("Property Taxes")
                                                 --------------
with respect to the tax period in which the Effective Date occurs shall be apportioned as of the Effective Date between KE and ARO. The owner of record on the assessment date shall file or cause to be filed all required reports and returns incident to the Property Taxes and shall pay or cause to be paid to the taxing authorities all Property Taxes relating to the tax period on which the Effective Date occurs but shall be entitled to reimbursement from the other party for its proportional share.
     8.02 SALES TAXES.  Any sales, use or other tax on the
     ---- -----------
transfer of the Assets from KE to ARO shall be borne  by ARO .
     8.03 OTHER TAXES.  To the best of KE's Knowledge, all taxes
     ---- -----------
(other than income taxes) which are imposed on or with respect to the production of oil, natural gas or other hydrocarbons or minerals or the receipt of proceeds therefrom (including but not limited to severance, production, and excise taxes) shall be apportioned between the parties based upon the respective shares of production taken by the parties. All such taxes which have accrued prior to the Effective Date have been or will be properly paid or withheld by KE and all statements, returns, and documents pertinent thereto have been or will be properly filed by KE. ARO shall be responsible for paying or withholding or cause to be paid or withheld all such taxes which have accrued after the Effective Date and for filing all statements, returns, and documents incident thereto.

                           ARTICLE IX
                           ----------
                          MISCELLANEOUS
                          -------------
     9.01 KNOWLEDGE. As used in this Agreement, the term
     ---- ---------
"Knowledge" shall mean that knowledge that KE would or should have obtained, acting diligently, by making due inquiry of KE's officers, directors, employees, agents and/or others reasonably expected to be familiar with the particular subject matter or reviewing business records or documents within KE's custody or control.
     9.02 ENTIRE AGREEMENT AND AMENDMENTS.  This Agreement
     ---- -------------------------------
constitutes the entire agreement between KE and ARO with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements, commitments, understandings, or information otherwise furnished by KE and ARO with respect to such matters and may not be altered or amended, except by an instrument in writing executed by both parties.

     9.03 ASSIGNMENT.  This Agreement, and all rights and
     ---- ----------
obligations hereunder, may not be assigned by either party, without the prior written consent of the other party, which consent shall not be unreasonably withheld.
     9.04 HEADINGS.  The headings of the Articles and Sections of
     ---- --------
this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.
     9.05 LAW GOVERNING.  This Agreement shall be governed by and
     ---- -------------
construed in accordance with the laws of the State of Louisiana.
     9.06 PARTIES IN INTEREST.  This Agreement shall be binding
     ---- -------------------
upon, and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns, and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.
     9.07 FURTHER ASSURANCES.  After execution, KE and ARO shall
     ---- ------------------
execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonable necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto.
     9.08 RELATIONSHIP.  It is not the purpose or intention of KE
     ---- ------------
or ARO to create any partnership, joint venture, mining partnership, or any association or any other relationship between them whether legal or quasi-legal whereby one party is held liable for the acts or omissions of the other party, and neither this Agreement nor the operations hereunder shall be construed or considered as creating any such relationship.

     9.09 LSA-R.S. 9:2780.  The parties hereto specifically
     ---- ---------------
recognize that this Agreement is not an agreement pertaining to a well for oil, gas or water, or drilling for minerals within the scope of and as defined in LSA-R.S. 9:2780 and specifically agree that this Agreement is not to be governed by said statute.
     9.10 PUBLICITY.  The parties agree to consult with each
     ---- ---------
other prior to the issuance of any public announcements, however, parties acknowledge each have certain regulatory and statutory responsibilities to disburse information to the public. Each party shall provide the other with an advance copy of any press release noticing the sale contemplated hereby.
     9.11 NOTICES.  All notices and consents to be given
     ---- -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by facsimile transmission, registered or certified mail, postage prepaid and return receipt requested, addressed as follows:
          If to KE:
               KE Resources, Ltd.
               c/o Dragon Resources (Holdings)  PLC
               17 Old Park Lane
               London, England  WIY 3LH
               Telephone:  (44-17-1-647-7800)
               Facsimile:   (44-17-1-629-5543)
               Attention:  Graeme Thomson

          copy to:

               Adams and Reese
               4500 One Shell Square
               New Orleans, Louisiana  70139
               Telephone:  (504) 585-0411
               Facsimile:   (504) 566-0210
               Attention:  Robin B. Cheatham

          If to ARO:

               American Resources Offshore, Inc.
               160 Morgan Street
               Versailles, Kentucky 40383
               Telephone:  (606) 873-5455
               Facsimile:   (606) 873-4689
               Attention:  David Stetson

          copy to:

               Schully, Roberts, Slattery & Jaubert
               1100 Poydras Street
               Suite 1800
               New Orleans, Louisiana 70163
               Telephone:  (504) 585-7800
               Facsimile:    (504) 585-7890
               Attention:  F. Neelis Roberts

     The addresses so indicated may be changed by similar written notice. Notices shall be deemed effective as of the date of their receipt.
     9.12 CONFIDENTIALITY.  ARO acknowledges that all information
     ---- ---------------
furnished or disclosed pursuant hereto must remain confidential until Closing. Unless otherwise restricted by any of the Contracts, prior to the Closing, ARO may disclose such information:
          (a) to its employees or consultants or to any related corporation or the employees or consultants thereof taking the customary precautions to ensure that they keep such records, data, studies, opinions and other information confidential;
          (b) as may in the opinion of counsel for ARO (or for any related corporation) be required by law or for the reasonable protection of ARO (or for any related corporation), or their respective directors or other officers; and
          (c) to any government or governmental authority or any financier or prospective financier of ARO.

     9.13 SEVERABILITY.  If any term or other provision of this
     ---- ------------
Agreement is invalid, illegal or incapable of being enforced under any rule or law, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party.
     9.14 NO THIRD PARTY BENEFICIARY.  This Agreement is not
     ---- --------------------------
intended to create, nor shall it be construed as to create, any rights in any third party under doctrines concerning third party beneficiaries or stipulations POUR AUTRUI.
     9.15 PAYMENT OF EXPENSES AND FEES.  ARO and KE shall bear
     ---- ----------------------------
their respective costs and expenses, including but not limited to, attorneys' fees incurred in connection with the transactions contemplated in this Agreement; provided, however, ARO shall pay all recording fees or transfer taxes in connection with the recording of any instrument of transfer of the Leasehold Interest from KE to ARO hereunder.
     9.16 SURVIVAL OF REPRESENTATIONS.  The covenants,
     ---- ---------------------------
representations and warranties contained in this Agreement and in all certifications and documents delivered pursuant to or contemplated by this Agreement shall survive the Closing. KE and ARO shall insure that their respective covenants, representations and warranties contained in this Agreement and in all certifications and documents delivered pursuant to or contemplated by this Agreement are true and correct.
     9.17 NO FINDER'S FEES.  Each of the parties represent and
     ---- ----------------
warrants to the other parties that such party has not taken, and agrees that it will not take, any action that would cause any other party to become liable to any claim or demand for a brokerage commission, finder's fee or other similar payment.
          IN WITNESS WHEREOF, the parties have executed this Agreement on this 16th day of December, 1997.

K.E. RESOURCES, LTD.          AMERICAN RESOURCES OFFSHORE, INC.


By:  /s/ Graeme Thomson       By: /s/ David J. Stetson
   -------------------------     --------------------------------
     Graeme Thomson                              David J. Stetson

Its: Chief Financial Officer  Its: Corporate Secretary
     -----------------------       ------------------------------

                            EXHIBITS
                            --------


Exhibit A      Leases and Wells

Exhibit B      Form of Assignments

Exhibit C      Allocation of Purchase Price

Exhibit D      Opinion of Counsel

Exhibit E      Gas Imbalance

Exhibit F      Assignments of Claims




                                1